UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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MUDRICK CAPITAL ACQUISITION CORPORATION
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MUDRICK CAPITAL ACQUISITION CORPORATION
527 Madison Avenue, 6th Floor
New York, New York 10022
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF
MUDRICK CAPITAL ACQUISITION CORPORATION
To Be Held on February [•], 2020
To the Stockholders of Mudrick Capital Acquisition Corporation:
NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of Mudrick Capital Acquisition Corporation, a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held on February [•], 2020, at 10:00 a.m. Eastern time, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153. You are cordially invited to attend the special meeting for the purpose of voting on a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months, from February 12, 2020 to August 12, 2020 (the “Extended Termination Date”).
The Charter Amendment is more fully described in the accompanying proxy statement.
The purpose of the Charter Amendment is to allow the Company more time to complete its proposed business combination (the “Transaction”) pursuant to the Purchase Agreement, dated as of January 13, 2020, as it may be amended (the “Purchase Agreement”), by and among the Company, MUDS Acquisition Sub, Inc. and Hycroft Mining Corporation, a Delaware corporation (the “Seller”). The Company’s IPO prospectus and charter provide that the Company has until February 12, 2020 (the “Current Termination Date”) to complete a business combination. As a result, our board of directors has determined it is in the best interests of the Company and our stockholders to extend the termination date from the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.
While we have entered into a definitive agreement with the Seller in respect of the Transaction, our board of directors currently believes that there will not be sufficient time before the Current Termination Date to hold a special meeting at which to conduct a vote for stockholder approval of the Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.
Only holders of record of our common stock at the close of business on January 15, 2020 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.
Approval of the Charter Amendment requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock. The board of directors of the Company has already approved the Charter Amendment.
If the Charter Amendment proposal is not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by February 12, 2020, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Company’s public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless as to whether or how such public stockholders vote with respect to the Charter Amendment. The Company believes that such redemption right enables the Company’s public stockholders to determine not to sustain their investments for an additional period if the Company does not complete the Transaction in the timeframe initially contemplated by its charter. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to stockholders.
If the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of  (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date.
To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
The Company estimates that the per-share pro rata portion of the trust account will be approximately $[•] at the time of the special meeting. The closing price of the Company’s common stock on [•], 2020 was $[•]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[•] more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment.
Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposal. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Advantage Proxy, Inc. at (877) 870-8565 (toll free) or banks and brokers can call collect at (206) 870-8565 or by email to ksmith@advantageproxy.com.
By Order of the Board of Directors,
Sincerely,
Jason Mudrick
Chief Executive Officer and Director

MUDRICK CAPITAL ACQUISITION CORPORATION
527 Madison Avenue, 6th Floor
New York, New York 10022
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD FEBRUARY [•], 2020
PROXY STATEMENT
The special meeting (the “special meeting”) of stockholders of Mudrick Capital Acquisition Corporation, a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held on February [•], 2020, at 10:00 a.m. Eastern time, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, to consider and vote upon the following proposal:
•
a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months, from February 12, 2020 (the “Current Termination Date”) to August 12, 2020 (the “Extended Termination Date”).

The Charter Amendment proposal is essential to the overall implementation of the board of directors’ plan to extend the date that the Company has to complete a business combination. The purpose of the Charter Amendment is to allow the Company more time to complete its proposed business combination (the “Transaction”) pursuant to the Purchase Agreement, dated as of January 13, 2020, as it may be amended (the “Purchase Agreement”), by and among the Company, MUDS Acquisition Sub, Inc. and Hycroft Mining Corporation (the “Seller”).
The affirmative vote of at least 65% of the outstanding shares of the Company’s common stock is required to approve the Charter Amendment.
Holders (“public stockholders”) of the Company’s Class A common stock $0.0001, par value per share (“public shares”), may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless as to whether or how such public stockholders vote with respect to the Charter Amendment. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to the stockholders. Furthermore, if the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the terms of that certain investment management trust agreement, dated as of February 7, 2018, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of  (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.
The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $[•] million that was in the trust account as of  [•], 2020. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. However, concurrently with the signing of the Purchase Agreement, the Company entered into subscription/backstop agreements with certain existing investors in the Seller for the purchase and sale of 6,500,000 shares of Class A common stock of the Company, and the issuance to such investors of 3,250,000 warrants exercisable at $11.50 per share, for an aggregate purchase price of up to $65,000,000, through a private placement offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “private placement”), which amount shall be subject to reduction if  (i) prior to the consummation of the business combination, the Company enters into subscription agreements or other instruments pursuant to which the Company agrees to issue and sell to certain third-party investors all or any portion of the shares to be issued in connection with the transactions contemplated by such subscription/backstop agreements or

(ii) in connection with the consummation of the business combination, the cash remaining in the Company’s trust account following the satisfaction of stockholder redemptions exceeds $10,000,000. In addition, Mudrick Capital Acquisition Holdings LLC, our sponsor, has committed, pursuant to a forward purchase contract with us, to purchase, in a private placement for gross proceeds of  $25,000,000 to occur concurrently with the consummation of our initial business combination, 2,500,000 of our units on substantially the same terms as the sale of units in our initial public offering at $10.00 per unit, and 625,000 shares of Class A common stock.
If the Charter Amendment proposal is not approved and we do not consummate a business combination by February 12, 2020, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
Prior to the IPO, the Company’s initial stockholders (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of any shares of Class B common stock, par value $0.0001 per share (the “founder shares”), held by them and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment proposal. However, such stockholders and their respective affiliates will be entitled to redemption and liquidation rights with respect to any public shares held by them that were sold as part of the Company’s IPO.
Our sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of  (i) $10.10 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.10 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act of 1933.
Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the prescribed time frame may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.
The record date for the special meeting is January 15, 2020. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 26,000,000 outstanding shares of the Company’s common stock including 20,800,000 outstanding public shares. The Company’s warrants do not have voting rights.
This proxy statement contains important information about the special meeting and the proposal. Please read it carefully and vote your shares.
This proxy statement is dated [•], 2020 and is first being mailed to stockholders on or about [•], 2020.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL FOR STOCKHOLDERS
The following questions and answers briefly address some commonly asked questions about the Charter Amendment proposal to be presented at the special meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.
Q:
Why am I receiving this proxy statement?

A:
The Company is a blank check company incorporated on August 28, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On February 12, 2018, the Company consummated its IPO, which, when combined with the partial exercise of the underwriters’ over-allotment option and the consummation of a private placement simultaneously with the IPO, generated net proceeds of  $210,080,000. Such net proceeds were deposited into the trust account established for the benefit of the Company’s public stockholders. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, February 12, 2020). The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete the Transaction and is submitting this proposal to the stockholders to vote upon.
Q:
What is voted on?

A:
You are being asked to vote on a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date. Approval of the Charter Amendment is a condition to the implementation of the Extension.

We will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Charter Amendment proposal, after taking into account the Election.
If the Charter Amendment proposal is approved and the Extension is implemented, the removal from the trust account of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Charter Amendment proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $[•] million that was in the trust account as of  [•], 2020. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Furthermore, if the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of  (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.
If the Charter Amendment proposal is not approved and we have not consummated a business combination by February 12, 2020, or if the Charter Amendment proposal is approved and we have not completed a business combination by the Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their founder shares and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment proposal. However, such stockholders and their respective affiliates will be entitled to redemption and liquidation rights with respect to any public shares held by them that were sold as part of the Company’s IPO. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.
Q:
How many votes do I have at the special meeting?

A:
Our stockholders are entitled to one vote at the special meeting for each share of the Company’s common stock held of record as of January 15, 2020, the record date for the special meeting. As of the close of business on the record date, there were 26,000,000 outstanding shares of our common stock.

Q:
What constitutes a quorum at the special meeting?

A:
Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting will have the power to adjourn the special meeting. As of the record date for the special meeting, the presence, in person or by proxy, of holders of 13,000,001 shares of our common stock would be required to achieve a quorum.

Q:
Why is the Company proposing the Charter Amendment proposal?

A:
The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before February 12, 2020. As we explain below, the Company will not be able to complete a business combination by that date.

While the Company has entered into a definitive agreement with the Seller in respect of the Transaction, our board of directors currently believes that there will not be sufficient time before the Current Termination Date to hold a special meeting at which to hold a vote for stockholder approval of the Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.
You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Termination Date.
Q:
Why should I vote for the Charter Amendment proposal?

A:
The Company’s board of directors believes stockholders should have an opportunity to evaluate the Transaction. Accordingly, the Company’s board of directors is proposing the Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date, which will also allow for the Election to go forth. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of the Transaction.

Q:
How do the Company’s insiders intend to vote their shares?

A:
All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment.

The Company’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 5,200,000 founder shares, representing 20% of the Company’s issued and outstanding common stock. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.
Q:
How are the Company’s insiders’ interests in the Charter Amendment different from those of the public stockholders?

A:
Our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the charter. If the Charter Amendment is approved, the Company will have more time to obtain stockholder approval for the Transaction and the insiders are less likely to lose their investment in the Company.

Q:
What vote is required to adopt the Charter Amendment?

A:
Approval of the Charter Amendment will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date.

Q:
What if I don’t want to vote for the Charter Amendment?

A:
If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as votes “AGAINST” the Charter Amendment.
Q:
What happens if the Charter Amendment is not approved?

A:
If the Charter Amendment is not approved at the special meeting or at any adjournment or postponement thereof and we have not consummated a business combination by February 12, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their founder shares and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment proposal. However, such stockholders and their respective affiliates will be entitled to redemption and liquidation rights with respect to any public shares held by them that were sold as part of the Company’s IPO. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
Q:
If the Charter Amendment is approved, what happens next?

A:
If the Charter Amendment is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of

Delaware in the form of Annex A hereto and continue its efforts to obtain approval for the Transaction at a special meeting of its stockholders prior to the Extended Termination Date. Additionally, if the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of  (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.
Public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account regardless as to whether or how such public stockholders vote with respect to the Charter Amendment. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to the stockholders. The removal from the trust account of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares in connection with the Election will reduce the amount held in the trust account and increase the percentage interest of the Company’s common stock held by the Company’s initial stockholders through the founder shares.
If the Charter Amendment is approved but the Company does not complete a business combination by the Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.
The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their founder shares and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment proposal. However, such stockholders and their respective affiliates will be entitled to redemption and liquidation rights with respect to any public shares held by them that were sold as part of the Company’s IPO. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
Q:
Would I still be able to exercise my redemption rights if I don’t vote or I vote against the proposal?

A:
You are not required to vote in order to redeem your shares of the Company’s common stock. If you do vote, you may exercise your redemption rights regardless of whether you vote your shares of the Company’s common stock for or against the Charter Amendment. As a result, the proposal can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of NASDAQ.

Unless you elect to redeem all of your shares in connection with the special meeting, you will be able to vote on the Transaction if and when it is submitted to stockholders. If you do not elect to redeem all of your shares in connection with the special meeting, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Company’s charter.
Q:
How do I exercise my redemption rights?

A:
In order to exercise your redemption rights, you must (i) check the box on the proxy card to elect redemption and (ii) prior to [•], Eastern time on [•], 2020 (two business days before the special meeting),

(x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.
Q:
What are the federal income tax consequences of exercising my redemption rights?

A:
Generally, a Company stockholder that is a U.S. person and exercises its redemption rights to receive cash from the trust account in exchange for its shares of the Company’s common stock will be required to treat the transaction as a sale of such shares and recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the redemption and the tax basis of the shares of the Company’s common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption.

The redemption, however, may be treated as a corporate distribution if  (i) it does not result in a “complete termination” of the redeeming stockholder’s interest in the Company, (ii) it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in the Company and (iii) it is not a “substantially disproportionate redemption,” in each case, taking into account certain attribution rules to determine the number of shares of Company common stock owned by the redeeming shareholder. Any such corporate distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits. Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Company’s common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the Company’s common stock, as discussed above.
A Company stockholder that is a U.S. person who actually or constructively owns 5 percent (or, if the Company common stock is not then publicly traded, 1 percent) of the outstanding Company common stock (by vote or value) may be subject to special reporting requirements with respect to a redemption of shares of Company common stock, and such holders should consult with their tax advisors with respect to their reporting requirements.
Generally, a Company stockholder that is a non-U.S. person will not be subject to U.S. federal income tax on any dividends (including constructive dividends) received or deemed received unless such dividends are effectively connected with the non-U.S. person’s conduct of a trade or business within the United States (and are attributable to a U.S. permanent establishment if an applicable treaty so requires). Additionally, a non-U.S. person generally will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of the Company common stock unless such gain is effectively connected with its conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such stockholder maintains in the United States). A Company stockholder who is a non-U.S. person should consult their own tax advisors with respect to the tax treatment of the redemption of the Company’s common stock.
Dividend payments and/or proceeds from the redemption (including a deemed sale, as discussed above) of the Company common stock may be subject to information reporting to the IRS and possible U.S. backup withholding.
The tax consequences of a Company stockholder redeeming its Company common stock are complex and will vary upon each Company stockholder’s unique circumstances. The above is not intended to constitute tax advice and Company stockholders are encouraged to consult with their own tax advisors.

Q:
If I am a Company warrantholder, can I exercise redemption rights with respect to my warrants?

A:
No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:
If I am a Company unit holder, can I exercise redemption rights with respect to my units?

A:
No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I vote?

A:
If you were a holder of record of our common stock on January 15, 2020, the record date for the special meeting, you may vote with respect to the proposal in person at the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope to Continental Stock Transfer & Trust Company, Attn: Proxy Group at 1 State Street, New York, NY 10004 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting and vote in person, obtain a proxy from your broker, bank or nominee.

Q:
What will happen if I abstain from voting or fail to vote at the special meeting?

A:
At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment. Additionally, if you abstain from voting or fail to vote at the special meeting, you may still exercise your redemption rights (as described above).

Q:
What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:
Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal with be voted “FOR” the proposal described herein.

Q:
If I am not going to attend the special meeting in person, should I return my proxy card instead?

A:
Yes. Whether you plan to attend the special meeting or not, please read the enclosed proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope to Continental Stock Transfer & Trust Company, Attn: Proxy Group at 1 State Street, New York, NY 10004 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152.

Q:
If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:
No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposal presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. You may change your vote by sending a later-dated, signed proxy card to Continental Stock Transfer & Trust Company, Attn: Proxy Group at 1 State Street, New York, NY 10004, by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152 or by attending the special meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to Continental Stock Transfer & Trust Company, Attn: Proxy Group at 1 State Street, New York, NY 10004 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152, which must be received by Continental Stock Transfer & Trust Company prior to the special meeting.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to Continental Stock Transfer & Trust Company, Attn: Proxy Group at 1 State Street, New York, NY 10004 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152 in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
The Company will pay the cost of soliciting proxies for the special meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Advantage Proxy, Inc. a fee of  $5,500 plus costs and expenses, which fee also includes Advantage Proxy, Inc. acting as the inspector of elections at the special meeting. The Company will reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. The

Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Q:
Who can help answer my questions?

A:
If you have questions about the proposal or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Jason Mudrick, Chief Executive Officer and Secretary
c/o Mudrick Capital Acquisition Corporation
527 Madison Avenue, 6th Floor
New York, New York 10022
Email: info@mudrickcapital.com
Tel: (646) 747-9500
You may also contact our proxy solicitor at:
Advantage Proxy, Inc.
PO Box 13581
Des Moines, WA 98198
Tel: (877) 870-8565 (toll free)
Banks and brokers can call collect at: (206) 870-8565
Email: ksmith@advantageproxy.com
To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.
You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”
If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the redemption or delivery of your stock, please contact:
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS
General
We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on February [•], 2020, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about [•], 2020. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.
The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment.
Date, Time and Place of Special Meeting
The special meeting will be held at 10:00 a.m. Eastern time, on February [•], 2020, at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposal set forth in this proxy statement.
Voting Power; Record Date
You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on January 15, 2020, which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 26,000,000 shares of the Company’s common stock outstanding, of which 20,800,000 are public shares and 5,200,000 are shares held by our sponsor.
Quorum and Required Vote for Proposal for the Special Meeting
A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not be counted for the purpose of determining the existence of a quorum.
The approval of the Charter Amendment requires the affirmative vote of the holders of at least 65% of the outstanding shares of our common stock. Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the special meeting, an abstention from voting, or a broker non-vote with regard to the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.
Recommendation to the Company Stockholders
Our board of directors believes that the Charter Amendment to be presented at the special meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the proposal.
Broker Non-Votes and Abstentions
Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposal presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment.
Voting Your Shares
Each share of our common stock that you own in your name entitles you to one vote on the proposal for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.
•
You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope to Continental Stock Transfer & Trust Company, Attn: Proxy Group at 1 State Street, New York, NY 10004 or by facsimile to Continental Stock Transfer & Trust Company by sending the completed, signed and dated proxy card to (212) 509-5152. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment.

•
You can attend the special meeting and vote in person even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:
•
you may send another proxy card with a later date;

•
you may notify Jason Mudrick, the Company’s Chief Executive Officer and Secretary, or Glenn Springer, the Company’s Chief Financial Officer, by telephone at (646) 747-9500, by email at info@mudrickcapital.com or in writing to c/o Mudrick Capital Acquisition Corporation, 527 Madison Avenue, 6th Floor, New York, New York 10022 before the special meeting that you have revoked your proxy; or

•
you may attend the special meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters May Be Presented at the Special Meeting
The special meeting has been called only to consider the approval of the Charter Amendment. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.
Who Can Answer Your Questions About Voting
If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Advantage Proxy, Inc., our proxy solicitor, at (877) 870-8565 (toll free) or banks and brokers can call collect at (206) 870-8565 or by email to ksmith@advantageproxy.com.
Redemption Rights
Pursuant to our currently existing charter, our public shareholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares (if the redemption of public shares in connection therewith would not cause the Company to have net tangible assets of less than $5,000,001).
If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the trust account of approximately $[•] million on [•], 2020, the estimated per share redemption price would have been approximately $[•].
In order to exercise your redemption rights, you must:
•
check the box on the proxy card to elect redemption;

•
submit a request in writing prior to 5:00 p.m., Eastern time on [•], 2020 (two business days before the special meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com
and
•
deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.
Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.
If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.
If the Charter Amendment is not approved and we do not consummate an initial business combination by February 12, 2020 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

THE CHARTER AMENDMENT
The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months, from February 12, 2020 (the “Current Termination Date”) to August 12, 2020 (the “Extended Termination Date”). As with potential redemptions in connection with an initial business combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 15% or more of our public shares. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
Reasons for the Proposed Charter Amendment
The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from February 12, 2020 to the Extended Termination Date.
The Charter Amendment is essential to allowing the Company more time to consummate the Transaction. Approval of the Charter Amendment is a condition to the implementation of the Extension.
If the Charter Amendment proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of  (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date
If the Charter Amendment proposal is not approved and we have not consummated a business combination by February 12, 2020, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.
Vote Required for Approval
The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

INFORMATION ABOUT THE COMPANY
General
We are a blank check company formed as a Delaware corporation on August 28, 2017 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into the Purchase Agreement, we have focused our search on companies that have recently emerged from bankruptcy court protection. Our management team and Mudrick Capital, an affiliate of our sponsor, have extensive experience investing in post-restructured companies. We believe that this experience makes us very well situated to identify, source, negotiate and execute a business combination at a favorable valuation with an attractive post-restructured company.
Pursuant to the IPO, the Company sold 20,800,000 units at a price of  $10.00 per unit, inclusive of 800,000 units sold on February 28, 2018 upon the underwriters’ election to partially exercise their over-allotment option. Each unit consists of one public share and one redeemable warrant (each, a “public warrant”). Each public warrant entitles the holder to purchase one public share at a price of  $11.50 per share. On September 25, 2017, our sponsor purchased 5,750,000 founder shares for an aggregate price of $25,000. The founder shares will automatically convert into shares of Class A common stock at the time of the Company’s initial business combination and are subject to certain transfer restrictions. Holders of founder shares may also elect to convert their founder shares into an equal number of shares of Class A common stock, subject to adjustment, at any time. As a result of the underwriters’ election to partially exercise their over-allotment option on February 28, 2018, 550,000 founder shares were forfeited. The founder shares will be worthless if we do not complete an initial business combination.
On January 24, 2018, pursuant to a forward purchase contract with us, our sponsor has committed to purchase, in a private placement for gross proceeds of  $25,000,000 to occur concurrently with the consummation of our initial business combination, 2,500,000 of our units on substantially the same terms as the sale of units in our initial public offering at $10.00 per unit, and 625,000 shares of Class A common stock. The funds from the sale of units may be used as part of the consideration to the sellers in the initial business combination; any excess funds from this private placement will be used for working capital in the post-transaction company. This commitment is independent of the percentage of stockholders electing to redeem their public shares and provides us with a minimum funding level for the initial business combination.
The net proceeds of our initial public offering deposited into the trust account remain on deposit in the trust account earning interest. As of  [•], 2020, there was approximately $[•] million held in the trust account and approximately $[•] held outside the trust account available for working capital purposes.
Mudrick Capital Management, L.P. is the managing member of our sponsor and has voting and investment discretion with respect to the securities held by our sponsor. Jason Mudrick is the sole member of Mudrick Capital Management, LLC, the general partner of Mudrick Capital Management, L.P.
Effecting Our Initial Business Combination
We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effect such business combination using cash held in our trust account (after any redemptions), the proceeds of the forward purchase with our sponsor, the proceeds from a private placement pursuant to subscription/backstop agreements with certain investment funds affiliated with or managed by Mudrick Capital Management, L.P., Whitebox Advisors LLC, Highbridge Capital Management, LLC, Aristeia Capital, LLC or Wolverine Asset Management, LLC and Wolverine Flagship Fund Trading Limited (including those entered prior to the date hereof and those that may be entered into after the date hereof and prior to the consummation of our initial business combination), additional funds, if any, otherwise available at closing, and the issuance of shares of our common stock.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of our common stock as of December 31, 2019 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors that beneficially owns shares of our common stock; and

•
all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned	% of Class
Mudrick Capital Acquisition Holdings LLC(2)	—	—	5,200,000	100%
Jason Mudrick(2)	—	—	5,200,000	100%
Victor Danh(3)	—	—	—	—
David Kirsch(3)	—	—	—	—
Glenn Springer(3)	—	—	—	—
Dennis Stogsdill(3)	—	—	—	—
Timothy Daileader(3)	—	—	—	—
Dr. Brian Kushner(3)	—	—	—	—
All directors and executive officers as a group (7 individuals)	—	—	5,200,000	100%
Polar Asset Management Partners Inc.(4)	2,079,800	9.99%	—	—
AQR Capital Management, LLC(5)	1,150,000	5.53%	—	—
Basso Capital Management, L.P.(6)	1,427,243	6.9%	—	—
Glazer Capital, LLC(7)	1,648,282	7.9%	—	—
Weiss Asset Management LP(8)	1,454,766	6.69%	—	—

*
Less than 1 percent.

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is 527 Madison Avenue, 6th Floor, New York, New York 10022.

(2)
Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment. Our sponsor is the record holder of such shares. Mudrick Capital Management, L.P. is the managing member of our sponsor and has voting and investment discretion with respect to the securities held by our sponsor. Jason Mudrick is the sole member of Mudrick Capital Management, LLC, the general partner of Mudrick Capital Management, L.P. As such, Mudrick Capital Management, L.P., Mudrick Capital Management, LLC and Jason Mudrick may be deemed to have beneficial ownership of the common stock held directly by our sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Our sponsor is 100% owned by investment funds and separate accounts managed by Mudrick Capital Management, L.P.

(3)
Such individual has a pecuniary interest in shares of Class B common stock of the issuer through his ownership of membership interests of our sponsor but does not beneficially own such shares.

(4)
Based on a Schedule 13G filed with the SEC on February 11, 2019, by Polar Asset Management Partners Inc. The business address of Polar Asset Management Partners Inc., is 401 Bay Street, Suite

1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada. Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, (the “PAMP”) serves as investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and has sole voting and investment discretion with respect such securities which are held by PMSMF.
(5)
Based on a Schedule 13G filed with the SEC on February 14, 2019. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. CNH Partners, LLC is deemed to be controlled by AQR Capital Management, LLC. AQR Capital Management, LLC, and CNH Partners, LLC act as investment manager to AQR Absolute Return Master Account, L.P. AQR Principal Global Asset Allocation, LLC is the general partner of AQR Absolute Return Master Account, L.P. The business address of such holders is Two Greenwich Plaza, Greenwich, CT 06830.

(6)
Based on a Schedule 13G/A filed on January 25, 2019. Such shares are directly beneficially owned by Basso SPAC Fund LLC (“Basso SPAC”), a Delaware limited liability company. Basso Management, LLC (“Basso Management”), a Delaware limited liability company, is the manager of Basso SPAC. Basso Capital Management, L.P. (“BCM”), a Delaware limited partnership, serves as the investment manager of Basso SPAC. Basso GP, LLC (“Basso GP”), a Delaware limited liability company, is the general partner of BCM. Howard I. Fischer is the sole portfolio manager for Basso SPAC, the Chief Executive Officer and a founding managing partner of BCM, and a member of each of Basso Management and Basso GP. Accordingly, each of Basso Management, BCM, Basso GP and Mr. Fischer may be deemed to indirectly beneficially own such shares. The business address of each such persons is 650 Fifth Avenue, New York, New York 10019.

(7)
Based on a Schedule 13G filed with the SEC on February 14, 2019. Such shares are held by certain funds and managed accounts to which Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”), served as investment manager. Paul J. Glazer serves as the managing member of Glazer Capital and share with Glazer Capital the power to vote and the power to direct the disposition of all Shares held by the Fund. Ari Glass is the Managing Member of the Adviser. The business address of such holders is 250 West 55 Street Suite 30A, New York, New York 10019.

(8)
Based on a Schedule 13G filed with the SEC on February 14, 2019. Such shares are held by Weiss Asset Management LP and BIP GP LLC. Shares reported for BIP GP LLC include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP LLC is the sole general partner. Weiss Asset Management LP is the sole investment manager to the Partnership. WAM GP LLC is the sole general partner of Weiss Asset Management LP. Andrew Weiss is the managing member of WAM GP LLC and BIP GP LLC. Shares reported for WAM GP LLC, Andrew Weiss and Weiss Asset Management LP include shares beneficially owned by the Partnership. The business address of such holders is 222 Berkeley St., 16 Floor, Boston, Massachusetts 02116.

The table above does not include the shares of common stock underlying the private placement warrants or forward purchase securities held or to be held by our sponsor because these securities are not exercisable within 60 days of this proxy statement.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS
Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Stockholders may notify us of their requests by calling us at (646) 747-9500, emailing us at info@mudrickcapital.com or writing us at our principal executive offices at 527 Madison Avenue, 6th Floor, New York, New York 10022.
TRANSFER AGENT AND REGISTRAR
The transfer agent for our securities is Continental Stock Transfer & Trust Company.
SUBMISSION OF STOCKHOLDER PROPOSALS
Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.
FUTURE STOCKHOLDER PROPOSALS
We anticipate that the 2020 annual meeting of stockholders, or a special meeting in lieu thereof, will be held no later than December 31, 2020. Pursuant to our Definitive Proxy Statement filed on December 5, 2019 with respect to our 2019 annual meeting of stockholders held on December 19, 2019, for any proposal to have been considered for inclusion in our proxy statement or form of proxy for submission at our 2020 annual meeting of stockholders, or a special meeting in lieu thereof, it must have been submitted in writing and received by the Company no later than August 6, 2020.
Moreover, if you intended to present a proposal, or if you wanted to nominate one or more directors at the 2019 annual meeting, or a special meeting in lieu thereof held not less than 90 days and not more than 120 days prior to the anniversary of our 2019 annual meeting, you must have delivered proper notice to us no later than September 20, 2020 and no earlier than August 21, 2020.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.
If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposal to be presented at the special meeting, you should contact us by telephone or in writing:
Jason Mudrick, Chief Executive Officer and Secretary or Glenn Springer, Chief Financial Officer
Mudrick Capital Acquisition Corporation
527 Madison Avenue, 6th Floor
New York, New York 10022
Email: info@mudrickcapital.com
Tel: (646) 747-9500
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Advantage Proxy, Inc.
PO Box 13581
Des Moines, WA 98198
Tel: (877) 870-8565 (toll free)
Banks and brokers can call collect: (206) 870-8565
Email: ksmith@advantageproxy.com
If you are a stockholder of the Company and would like to request documents, please do so by [•], 2020, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
This document is a proxy statement of the Company for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A
PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MUDRICK CAPITAL ACQUISITION CORPORATION
[•], 2020
Mudrick Capital Acquisition Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:
1.   The name of the Corporation is “Mudrick Capital Acquisition Corporation”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on August 28, 2017 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on February 8, 2018.
2.   This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.
3.   This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.
4.   The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:
(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission on January 16, 2018, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of  (i) the completion of the initial Business Combination and (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before [•], 2020. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”
5.   The text of Paragraph (b) of Section 9.2 is hereby amended by inserting the phrase: “or on an amendment to Section 9.2(d) in accordance with Section 9.7 hereof with a proxy solicitation, in either case,” immediately after the phrase, “If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation”.
6.   The text of Paragraph (c) of Section 9.2 is hereby amended and restated to read in full as follows:
(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an (i) initial Business Combination with a proxy solicitation or (ii) amendment to Section 9.2(d) in accordance with Section 9.7 hereof with a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than the aggregate of 15% or more of the Offering Shares without the prior consent of the Corporation.

7.   The text of Paragraph (d) of Section 9.2 is hereby amended and restated to read in full as follows:
(d) In the event that the Corporation has not consummated an initial Business Combination on or before [•], 2020, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
IN WITNESS WHEREOF, Mudrick Capital Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.
MUDRICK CAPITAL ACQUISITION CORPORATION
By:

Name:
Title:

MUDRICK CAPITAL ACQUISITION CORPORATION
PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY [•], 2020
The undersigned hereby appoints Jason Mudrick and Glenn Springer, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes and instructs each to represent and vote, in the manner directed below, all the shares of common stock of Mudrick Capital Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on [•], 2020 at the Special Meeting of Stockholders to be held at the offices of Weil, Gotshal & Manges LLP, located at 767 Fifth Avenue, New York, NY 10153, on February [•], 2020 at 10:00 a.m., New York time, or any adjournment or postponement thereof.
THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY
WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER:   ☒
	Proposal	For	Against	Abstain
1.
Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional six months, from February 12, 2020 (the “Current Termination Date”) to August 12, 2020 (the “Extended Termination Date”).

		☐	☐	☐
☐ Intention to Exercise Redemption Rights.   If you intend to exercise your redemption rights, please check this box. Checking this box, however, is not sufficient to exercise your redemption rights. You must comply with the procedures set forth in the proxy statement under the heading “Special Meeting of the Company Stockholders — Redemption Rights.”
The undersigned hereby acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.
Print Name of Stockholder	Date: [ ], 2020
Signature of Stockholder or Authorized Signatory
Name of Authorized Signatory (if applicable)
Title of Authorized Signatory (if applicable)
WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AT (212) 509-5152 OR BY MAIL TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ATTN: PROXY GROUP AT 1 STATE STREET, NEW YORK, NY 10004. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE SPECIAL MEETING IN PERSON.